SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 18, 2004
(Date of Earliest Event Reported)

LARREA BIOSCIENCES CORPORATION
(Exact Name Of Registrant As Specified In Its Charter)

Nevada	0-50281	68-0507505
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4119 Montrose, Suite 230, Houston, TX		77006
(Address of Principal Executive Offices)		(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (832) 695-0096

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company reports in this current report on Form 8-K a change in certifying accountants. On June 21, 2004, the Company's certifying accountant, Sellers and Anderson L.L.C., was dismissed as the Company's independent accountants.

(a)(1) Previous Independent Accountant

(i) The Company reports a change in certifying accountants, which involved the dismissal of Sellers and Anderson L.L.C. on June 21, 2004.

(ii) Sellers and Anderson L.L.C.'s issued a report on the Company's financial statements for the period from May 1, 2002 (inception) to April 30, 2003 expressed an unqualified opinion and was not modified as to audit scope or accounting principles.

(iii) The decision to dismiss Sellers and Anderson L.L.C. as accountants was recommended and approved by the board of directors of the Company on June 21, 2004.

(iv)  In connection with the audits of the Company's financial statements for the year ended April 30, 2003 and any subsequent period through the date of dismissal of Sellers and Anderson L.L.C., there were no disagreements with Sellers and Anderson L.L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Sellers and Anderson L.L.C.'s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(a)(2) Engagement of New Independent Accountant.

On June 21, 2004, the Registrant's board of directors recommended and approved the engagement of LDMB Advisors Inc., as its independent accountants to audit the Registrant's financial statements for its fiscal year ending April 30, 2004.

(a)(3) The Registrant has provided Sellers and Anderson L.L.C. with a copy of the disclosures it is making in response to this Item. The Registrant has requested Sellers and Anderson L.L.C. to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i) and (ii) above and, if not, stating the reasons in which Sellers and Anderson L.L.C. does not agree.

The Registrant has filed the letter as exhibit 16.1 to this current report containing this disclosure.

During the year ended April 30, 2004, and subsequent to April 30, 2004 through the date of this report, neither the Registrant nor anyone acting on its behalf consulted with LDMB Advisors Inc. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, nor has LDMB Advisors Inc. provided to the Registrant a written report or oral advice regarding such principles or audit opinion on any manner that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with the Registrant's former accountants.

The Registrant has requested that LDMB Advisors Inc. review the disclosure in this report on Form 8-K and provided LDMB Advisors Inc. the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which LDMB Advisors Inc. did not agree with the statements made by the Registrant in this report. LDMB Advisors Inc. has advised the Registrant that no such letter need be issued.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) The following documents are filed as exhibits to this report on Form 8-k or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16.1	Letter on change in certifying accountant, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Larrea Biosciences Corporation
By: /s/ Peter P. Smetek, Jr., CEO and Chairman

Date: September 18, 2006